UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21242

Nuveen Quality Preferred Income Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income from a Portfolio of
Investment-Grade Preferred Securities

Annual Report

July 31, 2013

Nuveen Quality Preferred
Income Fund

JTP

Nuveen Quality Preferred
Income Fund 2

JPS

Nuveen Quality Preferred
Income Fund 3

JHP

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Common Share Information	9
Risk Considerations	11
Performance Overviews and Holding Summaries	12
Shareholder Meeting Report	15
Report of Independent Registered Public Accounting Firm	16
Portfolios of Investments	17
Statement of Assets & Liabilities	37
Statement of Operations	38
Statement of Changes in Net Assets	39
Statement of Cash Flows	41
Financial Highlights	42
Notes to Financial Statements	45
Annual Investment Management Agreement Approval Process	56
Board Members & Officers	64
Reinvest Automatically, Easily and Conveniently	70
Glossary of Terms Used in this Report	71
Additional Fund Information	75

Chairman's
Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
September 23, 2013

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Portfolio Managers' Comments

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark A. Lieb and Phil Jacoby lead the team. Here Mark and Phil discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank's 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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outcome of the "fiscal cliff" negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman's comments that the economic outlook had improved enough to warrant a possible "tapering" of the Central Bank's quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets, including equities, spread products and growth-sensitive currencies, sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general "de-risking" by investors based on concerns about the Central Bank's withdrawal of policy stimulus.

What key strategies were used to manage the Funds during the twelve-month period ended July 31, 2013?

The investment objective of each Fund is to seek high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our underlying strategy is to maintain a balance between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1,000 par preferred securities traded over-the-counter in the capital markets. Both types of securities offer performance opportunities, which together with the broad diversification benefits of this combined universe, help to produce potentially attractive risk-adjusted rates of return. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our effort to preserve capital and provide attractive income over the long term.

During the reporting period, we marginally reduced the Funds' allocation to $25 par preferred securities in the face of increased call activity. We also reduced our exposure to the $25 par sector because of the low yielding reinvestment opportunities during the refunding cycle; this call cycle was essentially completed by the end of the reporting period. We increased the Funds' allocation to capital securities during the reporting period because of their better call protection and rising yields in the secondary markets. Over the long run, both the $25 par sector and the capital securities sector combine to provide diversification benefits, which may potentially improve risk-adjusted returns.

In some rising interest rate environments, preferred securities, especially those with perpetual maturities, and slightly above average dividend rates, can exhibit a measure of duration extension. Most of this risk exists in the $25 par preferred securities market because of five year (or less) call options. Therefore, the Fund is underweight in the $25 par market. Additionally, we use floating rate preferred securities, fixed-to-floating rate preferred securities and some very high coupon securities in order to cushion risk of longer run capital declines. Also, while preferred securities can experience some

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extreme shorter-term price declines, the sector's valuations should decline less than U.S. Treasury bonds during periods of rising interest rates not only because of lower relative durations, but also because of improving economic outlooks supportive of credit quality and preferred securities valuations.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year and ten-year periods ended July 31, 2013. For the twelve-month reporting period ended July 31, 2013, all three Funds' common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. JPS and JHP outperformed the Comparative Index, while JTP slightly underperformed the Comparative Index.

Managing the call cycle of the $25 par market and selling lower yielding securities were important tactics that contributed positively to the Funds' performance during the reporting period. We purchased higher coupon securities to protect income while positions in foreign bank tier 1 capital securities performed particularly well. Selling Union Planters Preferred Fund and Firstar Realty LLC, two somewhat illiquid securities, when market demand increased after the Central Bank of Japan's new stimulus plan augmented returns. Security selection in the life insurance and reinsurance sectors contributed positively to performance. The better performing issuers included QBE Capital Funding, AXA S.A., Hartford Financial Services Group, XL Limited and Societe Generale.

While the Funds outperformed during the reporting period, rising interest rates beginning in May 2013 caused by the Fed suggesting that it may taper its bond purchases constrained the Funds' performance by the end of the reporting period. The $25 par sector was primarily affected by pressure from exchange traded fund liquidations in preferred securities. Among the names that detracted during this reporting period were Public Storage, Inc., Axis Capital Holdings, Goldman Sachs Capital II, JPMorgan Chase Capital Trust and Digital Realty Trust.

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Fund Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to the comparative indexes was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds continued to hold interest rate swap contracts to partially fix the interest cost of leverage. This had a positive effect on performance during the period.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2013, the Funds have outstanding bank borrowings as shown in the accompanying table.

Fund	Bank Borrowings
JTP	$234,000,000
JPS	$464,000,000
JHP	$89,000,000

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

As of July 31, 2013, the Funds' percentages of leverage are shown in the accompanying table.

Fund	Effective Leverage*	Regulatory Leverage*
JTP	28.92%	28.92%
JPS	28.98%	28.98%
JHP	29.01%	29.01%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Common Share Information

Distribution Information

The following information regarding the Funds' distributions is current as of July 31, 2013. The Funds' distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

	Per Common Share Amounts
	JTP	JHP	JPS
August	$0.0500	$0.0550	$0.0520
September	0.0500	0.0550	0.0520
October	0.0500	0.0550	0.0520
November	0.0500	0.0550	0.0520
December	0.0500	0.0550	0.0520
January	0.0500	0.0550	0.0520
February	0.0500	0.0550	0.0520
March	0.0500	0.0550	0.0520
April	0.0500	0.0550	0.0520
May	0.0500	0.0550	0.0520
June	0.0500	0.0550	0.0520
July	0.0500	0.0550	0.0520
Current Distribution Rate*	7.52%	7.79%	7.58%

*  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Funds employ leverage through the use of bank borrowings. Leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' NAV per share in response to changing market conditions.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2013, all three Funds had positive UNII balances for both tax and financial reporting purposes.

Common Share Repurchases

As of July 31, 2013, and since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

Common Share Shelf Equity Programs

During the current reporting period, JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

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Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

Other Common Share Price Information

As of July 31, 2013, and during the current reporting period, the Funds' common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JHP	JPS
Common Share NAV	$8.90	$9.45	$9.18
Common Share Price	$7.98	$8.47	$8.23
Premium/(Discount) to NAV	(10.34)%	(10.37)%	(10.35)%
12-Month Average Premium/(Discount) to NAV	(3.17)%	(3.78)%	(3.14)%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The Funds' investment program and the tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinate to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

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Nuveen Quality Preferred Income Fund (JTP)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
JTP at Common Share NAV	10.32%	7.40%	3.86%
JTP at Common Share Price	(1.78)%	6.39%	2.74%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.89%
Comparative Index	10.76%	6.00%	4.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

$1,000 Par (or similar) Institutional Structures	54.0%
$25 Par (or similar) Retail Structures	34.4%
Corporate Bonds	6.1%
Convertible Bonds	2.9%
Common Stocks	1.1%
Investment Companies	0.8%
Short-Term Investments	0.7%

Top Five Issuers1,2

(as a % of total long-term investments)

General Electric Company	3.7%
HSBC Holdings PLC	3.7%
PNC Financial Services Group Inc	3.4%
QBE Insurance Group Limited	2.9%
Deutsche Bank AG	2.8%

Portfolio Composition1,2

(as a % of total investments)

Insurance	31.2%
Commercial Banks	22.0%
Diversified Financial Services	11.5%
Capital Markets	9.0%
Real Estate Investment Trust	7.7%
Short-Term Investments	0.7%
Other	17.9%

Country Allocation1,2

(as a % of total investments)

United States	60.6%
United Kingdom	12.1%
Netherlands	6.3%
France	4.1%
Other	16.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

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Nuveen Quality Preferred Income Fund 2 (JPS)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	10.98%	8.50%	4.39%
JPS at Common Share Price	(2.63)%	7.68%	3.81%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.89%
Comparative Index	10.76%	6.00%	4.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

$1,000 Par (or similar) Institutional Structures	58.4%
$25 Par (or similar) Retail Structures	32.2%
Corporate Bonds	4.5%
Convertible Bonds	2.5%
Investment Companies	1.0%
Common Stocks	0.8%
Short-Term Investments	0.6%

Top Five Issuers1,2

(as a % of total long-term investments)

Goldman Sachs Group Incorporated	3.9%
MetLife Inc	3.9%
General Electric Company	3.6%
PNC Financial Services Group Inc	3.4%
HSBC Holdings PLC	2.9%

Portfolio Composition1,2

(as a % of total investments)

Insurance	32.8%
Commercial Banks	21.2%
Capital Markets	10.8%
Diversified Financial Services	10.8%
Real Estate Investment Trust	7.3%
Short-Term Investments	0.6%
Other	16.5%

Country Allocation1,2

(as a % of total investments)

United States	62.0%
United Kingdom	9.7%
Netherlands	7.1%
France	4.6%
Other	16.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

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Nuveen Quality Preferred Income Fund 3 (JHP)

Performance Overview and Holding Summaries as of July 31, 2013

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
JHP at Common Share NAV	11.53%	9.17%	4.21%
JHP at Common Share Price	(0.30)%	8.00%	3.37%
Barclays U.S. Aggregate Bond Index	(1.91)%	5.23%	4.89%
Comparative Index	10.76%	6.00%	4.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

$1,000 Par (or similar) Institutional Structures	56.4%
$25 Par (or similar) Retail Structures	34.4%
Corporate Bonds	4.6%
Convertible Bonds	2.2%
Investment Companies	1.0%
Short-Term Investments	0.8%
Common Stocks	0.5%
Convertible Preferred Securities	0.1%

Top Five Issuers1,2

(as a % of total long-term investments)

Wells Fargo and Company	3.7%
General Electric Company	3.3%
Goldman Sachs Group Incorporated	3.2%
Deutsche Bank AG	3.2%
PNC Financial Services Group Inc	2.9%
Portfolio Composition[1,2]

(as a % of total investments)

Insurance	31.8%
Commercial Banks	24.7%
Capital Markets	10.7%
Diversified Financial Services	10.0%
Real Estate Investment Trust	6.6%
Short-Term Investments	0.8%
Other	15.4%

Country Allocation1,2

(as a % of total investments)

United States	59.3%
United Kingdom	11.2%
Netherlands	6.2%
France	6.1%
Other	17.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

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JTP

JPS

JHP

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	56,838,564	106,802,562	21,013,597
Withhold	1,915,398	2,564,631	638,498
Total	58,753,962	109,367,193	21,652,095
Judith M. Stockdale
For	56,659,724	106,657,703	20,972,963
Withhold	2,094,238	2,709,490	679,132
Total	58,753,962	109,367,193	21,652,095
Carole E. Stone
For	56,710,968	106,670,292	20,991,482
Withhold	2,042,994	2,696,901	660,613
Total	58,753,962	109,367,193	21,652,095
Virginia L. Stringer
For	56,775,660	106,642,807	21,001,518
Withhold	1,978,302	2,724,386	650,577
Total	58,753,962	109,367,193	21,652,095

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and counterparties. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 at July 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2013

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of Investments

  July 31, 2013

Shares	Description (1)			Value
	Long-Term Investments – 138.7% (99.3% of Total Investments)
	Common Stocks – 1.6% (1.1% of Total Investments)
	Real Estate Investment Trust – 1.6%
145,700	Hospitality Properties Trust			$3,718,264
220,328	Public Storage, Inc.			5,340,751
	Total Real Estate Investment Trust			9,059,015
	Total Common Stocks (cost $9,116,005)			9,059,015
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Retail Structures – 48.0% (34.4% of Total Investments)
	Capital Markets – 3.9%
128,047	Ameriprise Financial, Inc.	7.750%	A	$3,386,843
515,646	Deutsche Bank Capital Funding Trust II	6.550%	BBB-	12,994,279
86,100	Deutsche Bank Contingent Capital Trust III	7.600%	BBB-	2,295,426
37,900	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	940,678
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A-	111,375
43,900	Morgan Stanley Capital Trust IV	6.250%	BB+	1,098,817
72,700	State Street Corporation	5.250%	BBB+	1,731,714
	Total Capital Markets			22,559,132
	Commercial Banks – 7.0%
105,907	Banco Santander Finance	10.500%	BB	2,822,422
2,100	Barclays Bank PLC	6.625%	BBB-	51,912
40,000	City National Corporation, Series C	5.500%	Baa2	939,600
144,700	First Naigara Finance Group	8.625%	BB+	4,087,775
100,000	FirstMerit Corporation	5.875%	BBB-	2,336,000
18,400	HSBC Holdings PLC	8.000%	BBB+	501,032
11,863	HSBC Holdings PLC	6.200%	BBB+	296,338
150,000	HSBC USA Inc.	2.858%	BBB+	7,381,500
742,900	PNC Financial Services	6.125%	BBB	19,501,125
25,000	Royal Bank of Scotland Group PLC	5.750%	BB	483,500
75,000	Wells Fargo & Company	5.850%	BBB+	1,839,750
	Total Commercial Banks			40,240,954
	Diversified Financial Services – 5.0%
18,000	Bank of America Corporation	6.375%	BB+	450,000
80,549	Citigroup Capital Trust XI	6.000%	BB	2,025,002
150,514	Citigroup Capital XIII	7.875%	BB+	4,139,135
35,000	General Electric Capital Corporation	4.875%	AA+	771,050
50,000	General Electric Capital Corporation	4.875%	AA+	1,124,500
9,000	General Electric Capital Corporation	4.700%	AA+	190,080
36,800	ING Groep N.V.	7.375%	BBB-	926,992
625,776	ING Groep N.V.	7.200%	BBB-	15,675,689
47,500	JP Morgan Chase Capital Trust XXIX	6.700%	A	1,226,450
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	2,055,983
	Total Diversified Financial Services			28,584,881

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 2.0%
188,510	Qwest Corporation	7.500%	BBB-	$4,833,396
40,805	Qwest Corporation	7.375%	BBB-	1,034,407
101,300	Qwest Corporation	7.000%	BBB-	2,549,721
34,600	Qwest Corporation	7.000%	BBB-	872,958
103,600	Qwest Corporation	6.125%	BBB-	2,335,144
	Total Diversified Telecommunication Services			11,625,626
	Electric Utilities – 3.4%
33,000	Alabama Power Company, (3)	6.450%	A-	860,063
91,819	Duke Energy Capital Trust II	5.125%	BBB-	2,118,264
22,668	Entergy Arkansas Inc.	4.750%	A-	473,535
15,000	Entergy Louisiana LLC	5.250%	A-	331,950
177,055	Entergy Texas Inc.	7.875%	A-	4,734,451
64,800	Interstate Power and Light Company	5.100%	BBB	1,491,048
250,999	NextEra Energy Inc.	5.125%	BBB	5,396,479
185,974	NextEra Energy Inc.	5.000%	BBB	3,864,540
5,102	PPL Capital Funding, Inc.	5.900%	BB+	117,295
	Total Electric Utilities			19,387,625
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB-	3,008,456
	Insurance – 11.3%
795,723	Aegon N.V.	6.375%	Baa1	19,622,529
186,700	Aflac Inc.	5.500%	Baa1	4,505,071
147,000	Allstate Corporation	5.100%	Baa1	3,692,640
63,200	Arch Capital Group Limited	6.750%	BBB	1,603,384
11,265	Aspen Insurance Holdings Limited	7.250%	BBB-	294,017
156,900	Aspen Insurance Holdings Limited	5.950%	BBB-	4,032,330
222,779	Axis Capital Holdings Limited	6.875%	BBB	5,787,798
167,100	Axis Capital Holdings Limited	5.500%	BBB	3,585,966
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB-	5,715,010
125,430	Hartford Financial Services Group Inc.	7.875%	BB+	3,688,896
46,984	PartnerRe Limited	5.875%	BBB+	1,068,886
166,360	Prudential PLC	6.750%	A-	4,109,092
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,659,755
354	RenaissanceRe Holdings Limited	6.080%	BBB+	8,786
88,198	Torchmark Corporation	5.875%	BBB+	2,114,988
126,900	W.R. Berkley Corporation	5.625%	BBB-	2,700,432
	Total Insurance			65,189,580
	Machinery – 1.0%
230,303	Stanley, Black, and Decker Inc.	5.750%	BBB+	5,591,757
	Media – 0.7%
163,400	Comcast Corporation	5.000%	A-	3,944,476
	Multi-Utilities – 1.7%
223,497	Dominion Resources Inc.	8.375%	BBB	5,902,556
150,800	DTE Energy Company	6.500%	Baa2	3,889,132
9,746	Scana Corporation	7.700%	BBB-	262,167
	Total Multi-Utilities			10,053,855
	Real Estate Investment Trust – 10.8%
150,000	DDR Corporation	6.250%	Ba1	3,592,500
32,292	Digital Realty Trust Inc.	5.875%	Baa3	697,507
69,874	Duke Realty Corporation, Series L	6.600%	Baa3	1,746,151
20,000	Health Care REIT, Inc.	6.500%	Baa3	506,000

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
4,634	Kimco Realty Corporation,	6.900%		Baa2	$117,426
102,200	Kimco Realty Corporation,	5.625%		Baa2	2,358,776
2,701	Kimco Realty Corporation,	5.500%		Baa2	60,827
53,524	National Retail Properties Inc.	6.625%		Baa3	1,338,635
12,235	PS Business Parks, Inc.	6.875%		Baa2	307,588
112,407	PS Business Parks, Inc.	6.450%		Baa2	2,764,088
200,922	PS Business Parks, Inc.	6.000%		Baa2	4,655,363
7,720	PS Business Parks, Inc.	5.700%		Baa2	170,149
5,845	Public Storage, Inc.	6.500%		A	147,879
22,656	Public Storage, Inc.	6.350%		A	571,158
192,495	Public Storage, Inc.	5.750%		A	4,533,257
9,000	Public Storage, Inc.	5.625%		A	207,630
136,700	Public Storage, Inc.	5.200%		A	2,978,693
268,800	Realty Income Corporation	6.625%		Baa2	6,859,776
128,400	Regency Centers Corporation	6.625%		Baa3	3,211,284
132,139	Senior Housing Properties Trust	5.625%		BBB-	2,879,309
74,186	Ventas Realty LP	5.450%		BBB+	1,670,669
452,734	Vornado Realty LP	7.875%		BBB	12,024,615
109,700	Vornado Realty Trust	5.700%		BBB-	2,514,324
121,394	Wachovia Preferred Funding Corporation, (4)	7.250%		BBB+	3,186,593
114,299	Weingarten Realty Trust	6.500%		Baa3	2,882,621
	Total Real Estate Investment Trust				61,982,818
	U.S. Agency – 0.5%
48,600	Cobank Agricultural Credit Bank, (3)	11.000%		A-	2,604,659
	Wireless Telecommunication Services – 0.2%
18,500	Telephone and Data Systems Inc.	7.000%		Baa2	477,483
28,000	Telephone and Data Systems Inc.	6.875%		Baa2	716,518
	Total Wireless Telecommunication Services				1,194,001
	Total $25 Par (or similar) Retail Structures (cost $275,069,542)				275,967,820
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Convertible Bonds – 4.1% (2.9% of Total Investments)
	Commercial Banks – 0.4%
$200	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/60	BB	$2,024,706
	Insurance – 3.7%
19,475	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	20,935,625
$19,675	Total Convertible Bonds (cost $20,979,132)				22,960,331
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 8.4% (6.1% of Total Investments)
	Capital Markets – 0.1%
$500	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	$530,000
300	Macquarie Bank Limited	10.250%	6/20/57	BB+	330,810
800	Total Capital Markets				860,810
	Commercial Banks – 1.8%
2,100	BNP Paribas, 144A	5.186%	12/29/65	BBB	2,102,100
1,515	Groupe BCPE	2.220%	12/30/49	BBB-	1,060,955
6,800	LBG Capital I PLC, 144A	7.875%	11/01/20	BB+	7,194,400
10,415	Total Commercial Banks				10,357,455

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 1.1%
$6,300	Fortis Hybrid Financing	8.250%	12/29/49	BBB	$6,315,523
	Electric Utilities – 1.2%
3,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	3,587,000
3,100	Scottish and Southern Energy PLC	5.625%	4/01/63	BBB	3,178,306
6,500	Total Electric Utilities				6,765,306
	Industrial Conglomerates – 0.5%
2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,643,750
	Insurance – 2.9%
1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,218,250
5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,118,750
900	AXA	5.500%	12/31/49	A3	861,750
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,130,931
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A-	1,887,000
2,500	Prudential PLC	11.750%	12/23/49	A-	2,807,500
1,870	Prudential PLC	5.250%	12/31/49	A-	1,753,125
14,970	Total Insurance				16,777,306
	Multi-Utilities – 0.5%
2,000	Dominion Resources Inc.	2.573%	9/30/66	BBB	1,857,950
1,000	Wisconsin Energy Corporation	6.250%	5/15/67	Baa1	1,052,500
3,000	Total Multi-Utilities				2,910,450
	Oil, Gas & Consumable Fuels – 0.3%
1,900	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	1,814,500
$46,385	Total Corporate Bonds (cost $46,608,632)				48,445,100
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 Par (or similar) Institutional Structures – 75.4% (54.0% of Total Investments) (3)
	Capital Markets – 8.5%
5,600	Charles Schwab Corporation	7.000%	8/01/49	BBB+	$6,300,000
7,600	Credit Suisse thru Claudius Limited	8.250%	12/27/58	BBB-	7,771,000
8,000	Deutsche Bank Capital Funding Trust V, 144A	4.901%	3/30/50	BBB-	6,840,000
1,900	Dresdner Funding Trust, 144A	8.151%	6/30/36	BB	1,895,250
1,800	Goldman Sachs Capital II	4.000%	6/01/43	BB+	1,419,750
18,500	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	18,353,203
800	Macquarie PMI LLC	8.375%	12/29/49	BB+	832,000
6,300	State Street Capital Trust IV, (4)	1.273%	6/01/77	A3	5,166,000
	Total Capital Markets				48,577,203
	Commercial Banks – 21.4%
550	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB-	593,175
2,920	Barclays Bank PLC, 144A	6.860%	6/15/32	BBB-	2,920,000
2,800	Barclays Bank PLC	6.278%	12/15/55	BBB-	2,629,869
400	First Empire Capital Trust I	8.234%	2/01/27	BBB	393,538
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,500,000
2,200	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	2,112,000
5,900	HBOS Capital Funding LP, Notes	6.850%	3/23/49	BB	5,566,650
11,650	HSBC Capital Funding LP, Debt, 144A	10.176%	12/31/50	BBB+	16,776,000
4,200	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	4,284,000
2,000	KeyCorp Capital III	7.750%	7/15/29	BBB-	2,184,314
2,300	Lloyd's Banking Group PLC, 144A	6.413%	10/01/35	BB	2,024,000
2,900	Lloyd's Banking Group PLC, 144A	6.657%	5/21/49	BB	2,610,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
$1,800	M and T Bank Corporation, (7)	5.000%	12/31/49	BBB	$1,827,000
14,000	M and T Bank Corporation, 144A	6.875%	12/29/49	BBB	14,570,570
5,000	Nordea Bank AB	8.375%	3/25/15	BBB+	5,412,500
3,500	National Australia Bank	8.000%	9/29/49	BBB+	3,885,000
7,100	PNC Financial Services Inc.	6.750%	2/01/62	BBB	7,561,500
7,893	Rabobank Nederland, 144A	11.000%	12/31/59	A-	10,181,970
3,350	Rabobank Nederland Utrec, 144A	5.254%	12/29/49	A+	3,375,125
4,300	Royal Bank of Scotland Group PLC	7.648%	8/29/49	BB	4,085,000
450	Societe Generale, 144A	1.024%	12/31/49	BBB-	361,125
700	Societe Generale, 144A	5.922%	4/05/57	BBB-	691,250
10,400	Societe Generale	8.750%	10/07/49	BBB-	10,899,200
1,200	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	1,260,000
2,250	Sparebanken Rogaland, Notes, 144A	6.443%	5/29/49	Ba1	2,250,000
2,700	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	2,748,600
5,050	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	5,151,000
3,270	Wells Fargo & Company, (7)	7.500%	12/31/49	BBB+	3,803,010
	Total Commercial Banks				123,656,396
	Consumer Finance – 0.2%
1,100	American Express Company	6.800%	9/01/66	Baa2	1,174,250
	Diversified Financial Services – 10.0%
200	Bank One Capital III	8.750%	9/01/30	BBB	263,255
2,600	Citigroup Capital III	7.625%	12/01/36	BB+	3,069,651
4,000	Citigroup Inc.	8.400%	10/30/58	BB	4,410,000
2,750	Citigroup Inc.	0.000%	12/29/49	BB	2,667,500
24,400	General Electric Capital Corporation	7.125%	12/15/62	AA-	27,450,000
1,100	ING US Inc., 144A	5.650%	5/15/53	Ba1	1,034,000
4,300	JP Morgan Chase Capital XXIII	1.273%	5/15/77	BBB	3,311,000
3,200	JP Morgan Chase & Company	6.000%	12/29/49	BBB	3,148,000
12,800	JP Morgan Chase & Company	5.150%	12/29/49	BBB	11,872,000
	Total Diversified Financial Services				57,225,406
	Electric Utilities – 1.3%
5,900	Electricite de France, 144A	5.250%	1/29/49	A3	5,641,875
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	1,560,000
	Total Electric				7,201,875
	Insurance – 25.6%
698	Ace Capital Trust II	9.700%	4/01/30	A-	998,140
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,373,500
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,401,000
4,880	AXA SA, 144A	6.380%	6/14/57	Baa1	4,855,600
4,000	AXA SA	8.600%	12/15/30	A3	4,844,708
8,395	Catlin Insurance Company Limited, 144A	7.249%	7/19/57	BBB+	8,751,788
3,250	Dai-Ichi Mutual Life, 144A	7.250%	12/29/49	A3	3,607,500
7,125	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BB+	6,733,125
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	5,775,000
3,800	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A-	3,933,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,917,750
3,000	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	3,487,500
5,100	Lincoln National Corporation	7.000%	5/17/66	BBB	5,253,000
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,500,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	7,434,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	798,000
12,650	National Financial Services Inc.	6.750%	5/15/67	Baa2	12,903,000
2,225	Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	2,015,089
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,136,250
7,100	Prudential PLC	6.500%	9/23/53	A-	7,126,625

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
$16,900	Prudential Financial Inc.	5.625%	6/15/43	BBB+	$16,393,000
2,000	QBE Capital Funding Trust II, 144A	6.797%	12/01/57	BBB	2,012,500
4,100	Reinsurance Group of America Inc.	6.750%	12/15/65	BBB-	4,141,000
10,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A-	9,875,610
4,000	Swiss Re Capital I, 144A	6.854%	5/25/16	A	4,190,000
4,200	XLIT Limited	3.687%	N/A (5)	Ba1	3,618,563
2,536	ZFS FINANCE USA TRUST II 144A	6.450%	12/15/65	A	2,700,840
6,970	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	7,423,050
	Total Insurance				147,199,138
	Multi-Utilities – 0.4%
2,300	Dominion Resources Inc.	7.500%	6/30/66	BBB	2,518,500
	Road & Rail – 2.2%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,480,500
	Specialty Retail – 0.5%
2,800	Swiss Re Capital I	6.854%	N/A (5)	A	2,933,000
	Thrifts & Mortgage Finance – 0.3%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	BBB-	1,964,000
	U.S. Agency – 1.8%
65	Farm Credit Bank of Texas, 144A	6.750%	12/31/49	Baa1	6,500,000
3	Farm Credit Bank of Texas	10.000%	12/15/60	Baa1	4,078,938
	Total U.S. Agency				10,578,938
	Wireless Telecommunication Services – 3.2%
15	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	18,638,358
	Total $1,000 Par (or similar) Institutional Structures (cost $402,091,366)				434,147,564
Shares	Description (1), (6)				Value
	Investment Companies – 1.2% (0.8% of Total Investments)
252,950	Blackrock Credit Allocation Income Trust IV				$3,222,583
198,566	John Hancock Preferred Income Fund III				3,562,274
	Total Investment Companies (cost $9,446,348)				6,784,857
	Total Long-Term Investments (cost $763,311,025)				797,364,687
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 0.9% (0.7% of Total Investments)
$5,339	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $5,339,204, collateralized by $5,510,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $5,448,013	0.010%	8/01/13		$5,339,203
	Total Short-Term Investments (cost $5,339,203)				5,339,203
	Total Investments (cost $768,650,228) – 139.6%				802,703,890
	Borrowings – (40.7)% (8), (9)				(234,000,000)
	Other Assets Less Liabilities – 1.1% (10)				6,496,154
	Net Assets Applicable to Common Shares – 100%				$575,200,044

Nuveen Investments

Investments in Derivatives as of July 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$38,718,750	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(251,672)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	2,068,761
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	3,684,849
Morgan Stanley	38,718,750	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(1,562,421)
								$3,939,517

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Perpetual security. Maturity date is not applicable.

  (6)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

  (7)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures classified as Level 1. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (8)  Borrowings as a percentage of Total Investments is 29.2%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $478,051,321 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  PPLUS  PreferredPlus Trust.

  REIT  Real Estate Investment Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of Investments

  July 31, 2013

Shares	Description (1)			Value
	Long-Term Investments – 138.7% (99.4% of Total Investments)
	Common Stocks – 1.1% (0.8% of Total Investments)
	Real Estate Investment Trust – 1.1%
321,594	Hospitality Properties Trust			$8,207,079
196,229	Public Storage, Inc.			4,756,591
	Total Real Estate Investment Trust			12,963,670
	Total Common Stocks (cost $12,848,721)			12,963,670
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Retail Structures – 44.9% (32.2% of Total Investments)
	Capital Markets – 5.4%
359,428	Ameriprise Financial, Inc.	7.750%	A	$9,506,871
91,230	Deutsche Bank Capital Funding Trust I	7.350%	BBB-	2,324,540
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB-	32,370,282
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB-	348,312
91,791	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB-	2,282,842
256,400	Deutsche Bank Contingent Capital Trust III	7.600%	BBB-	6,835,624
40,000	Deutsche Bank Contingent Capital Trust V	8.050%	BBB-	1,116,000
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	1,742,711
5,200	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	Baa3	130,156
3,090	Morgan Stanley Capital Trust III	6.250%	BB+	77,312
2,800	Morgan Stanley Capital Trust V	5.750%	Ba1	69,216
1,800	Morgan Stanley Capital Trust VIII	6.450%	BB+	45,126
180,922	State Street Corporation	5.250%	BBB+	4,309,562
	Total Capital Markets			61,158,554
	Commercial Banks – 5.9%
51,240	Banco Santander Finance	10.500%	BB	1,365,546
150,000	Barclays Bank PLC	8.125%	BBB-	3,816,000
80,000	City National Corporation, Series C	5.500%	Baa2	1,879,200
146,500	First Naigara Finance Group	8.625%	BB+	4,138,625
417,415	HSBC Holdings PLC	8.000%	BBB+	11,366,210
102,700	HSBC Holdings PLC	6.200%	BBB+	2,565,446
100,000	HSBC USA Inc.	4.500%	BBB+	2,521,000
74,000	HSBC USA Inc.	2.858%	BBB+	3,641,540
1,214,400	PNC Financial Services	6.125%	BBB	31,878,000
170,000	Wells Fargo & Company	5.850%	BBB+	4,170,100
	Total Commercial Banks			67,341,667
	Consumer Finance – 0.1%
40,100	HSBC USA Inc.	6.500%	BBB+	1,006,109
	Diversified Financial Services – 5.5%
139,900	Citigroup Capital Trust XI	6.000%	BB	3,517,086
271,589	Citigroup Capital XIII	7.875%	BB+	7,468,698
1,200	Citigroup Inc.	5.800%	BB	28,008
324,100	General Electric Capital Corporation	4.875%	AA+	7,139,923
110,767	General Electric Capital Corporation	4.875%	AA+	2,491,150

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Financial Services (continued)
137,589	General Electric Capital Corporation	4.700%	AA+	$2,905,880
768,094	ING Groep N.V.	7.200%	BBB-	19,240,755
731,274	ING Groep N.V.	7.050%	BBB-	18,179,472
82,300	JP Morgan Chase & Company	5.500%	BBB	1,895,369
	Total Diversified Financial Services			62,866,341
	Diversified Telecommunication Services – 2.1%
184,004	Qwest Corporation	7.500%	BBB-	4,717,863
96,790	Qwest Corporation	7.375%	BBB-	2,453,627
383,205	Qwest Corporation	7.000%	BBB-	9,645,270
26,600	Qwest Corporation	7.000%	BBB-	671,118
296,095	Qwest Corporation	6.125%	BBB-	6,673,981
	Total Diversified Telecommunication Services			24,161,859
	Electric Utilities – 2.5%
135,400	Alabama Power Company, (3)	6.450%	A-	3,528,863
72,419	Duke Energy Capital Trust II	5.125%	BBB-	1,670,706
12,952	Entergy Arkansas Inc.	5.750%	A-	314,086
194,200	Entergy Arkansas Inc.	4.750%	A-	4,056,838
60,296	Entergy Louisiana LLC	5.875%	A-	1,478,458
25,000	Entergy Louisiana LLC	5.250%	A-	553,250
106,142	Entergy Louisiana LLC	4.700%	A-	2,105,857
43,776	Entergy Texas Inc.	7.875%	A-	1,170,570
145,100	Interstate Power and Light Company	5.100%	BBB	3,338,751
74,146	NextEra Energy Inc.	5.700%	BBB	1,739,465
344,349	NextEra Energy Inc.	5.125%	BBB	7,403,504
28,540	NextEra Energy Inc.	5.000%	BBB	593,061
	Total Electric Utilities			27,953,409
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB-	5,717,138
	Insurance – 10.4%
5,800	Aegon N.V.	6.875%	Baa1	144,478
1,717,889	Aegon N.V.	6.375%	Baa1	42,363,143
355,607	Aflac Inc.	5.500%	Baa1	8,580,797
393,000	Allstate Corporation	5.100%	Baa1	9,872,160
261,725	Arch Capital Group Limited	6.750%	BBB	6,639,963
74,981	Aspen Insurance Holdings Limited	7.250%	BBB-	1,957,004
210,600	Aspen Insurance Holdings Limited	5.950%	BBB-	5,412,420
354,550	Axis Capital Holdings Limited	6.875%	BBB	9,211,209
240,539	Axis Capital Holdings Limited	5.500%	BBB	5,161,967
409,482	Delphi Financial Group, Inc., (3)	7.376%	BBB-	10,096,311
4,000	Protective Life Corporation	6.250%	BBB	96,640
317,875	Prudential PLC	6.750%	A-	7,851,513
280,000	Reinsurance Group of America Inc.	6.200%	BBB	7,154,000
35,318	RenaissanceRe Holdings Limited	5.375%	BBB+	783,706
125,600	Torchmark Corporation	5.875%	BBB+	3,011,888
3,000	W.R. Berkley Corporation	5.625%	BBB-	63,840
	Total Insurance			118,401,039
	Machinery – 1.1%
490,781	Stanley, Black, and Decker Inc.	5.750%	BBB+	11,916,163
	Media – 0.1%
33,400	Comcast Corporation	5.000%	A-	806,276

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)	Coupon		Ratings (2)	Value
	Multi-Utilities – 1.8%
540,291	Dominion Resources Inc.	8.375%		BBB	$14,269,085
112,600	DTE Energy Company	5.250%		Baa2	2,628,084
148,032	Scana Corporation	7.700%		BBB-	3,982,061
	Total Multi-Utilities				20,879,230
	Real Estate Investment Trust – 9.1%
5,000	Alexandria Real Estate Equities Inc., Series B	6.450%		Baa3	120,300
67,455	CommomWealth REIT	5.750%		BBB-	1,459,726
100,000	DDR Corporation	6.250%		Ba1	2,395,000
12,800	Digital Realty Trust Inc.	7.000%		Baa3	320,000
70,587	Digital Realty Trust Inc.	5.875%		Baa3	1,524,679
162,885	Duke Realty Corporation, Series L	6.600%		Baa3	4,070,496
58,372	Kimco Realty Corporation,	6.900%		Baa2	1,479,146
4,600	Kimco Realty Corporation,	6.000%		Baa2	111,642
253,032	Kimco Realty Corporation,	5.625%		Baa2	5,839,979
131,572	National Retail Properties Inc.	6.625%		Baa3	3,290,616
82,301	Prologis Inc., (3)	8.540%		BB+	5,125,813
152,633	PS Business Parks, Inc.	6.450%		Baa2	3,753,245
450,182	PS Business Parks, Inc.	6.000%		Baa2	10,430,717
1,600	PS Business Parks, Inc.	5.700%		Baa2	35,264
6,400	Public Storage, Inc.	6.500%		A	161,920
203,125	Public Storage, Inc.	5.750%		A	4,783,594
10,000	Public Storage, Inc.	5.625%		A	230,700
137,342	Public Storage, Inc.	5.200%		A3	2,981,695
95,600	Public Storage, Inc.	5.200%		A	2,083,124
320,937	Realty Income Corporation	6.750%		Baa2	8,203,150
65,100	Realty Income Corporation	6.625%		Baa2	1,661,352
146,600	Regency Centers Corporation	6.625%		Baa3	3,666,466
3,948	Senior Housing Properties Trust	5.625%		BBB-	86,027
116,643	Ventas Realty LP	5.450%		BBB+	2,626,800
1,079,521	Vornado Realty LP	7.875%		BBB	28,672,078
237,400	Wachovia Preferred Funding Corporation	7.250%		BBB+	6,231,750
89,798	Weingarten Realty Trust	6.500%		Baa3	2,264,706
	Total Real Estate Investment Trust				103,609,985
	U.S. Agency – 0.2%
42,800	Cobank Agricultural Credit Bank, (3)	11.000%		A-	2,293,815
	Wireless Telecommunication Services – 0.2%
9,050	Telephone and Data Systems Inc.	7.000%		Baa2	233,581
74,701	Telephone and Data Systems Inc.	6.875%		Baa2	1,911,599
19,000	Telephone and Data Systems Inc.	6.625%		Baa2	475,950
4,300	Telephone and Data Systems Inc.	0.000%		Baa2	98,251
1,000	United States Cellular Corporation	6.950%		Baa2	25,500
	Total Wireless Telecommunication Services				2,744,881
	Total $25 Par (or similar) Retail Structures (cost $505,097,384)				510,856,466
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Convertible Bonds – 3.6% (2.5% of Total Investments)
	Insurance – 3.6%
$37,270	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	$40,065,250
$37,270	Total Convertible Bonds (cost $36,070,623)				40,065,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 6.3% (4.5% of Total Investments)
	Capital Markets – 0.7%
$6,300	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	$6,678,000
1,700	Macquarie Bank Limited	10.250%	6/20/57	BB+	1,874,590
8,000	Total Capital Markets				8,552,590
	Commercial Banks – 0.9%
1,000	Den Norske Bank	0.563%	2/18/35	Baa3	543,008
1,000	Den Norske Bank	0.963%	2/24/37	Baa3	555,000
10,000	Groupe BCPE	2.220%	12/30/49	BBB-	7,003,000
1,700	LBG Capital I PLC, 144A	7.875%	11/01/20	BB+	1,798,600
13,700	Total Commercial Banks				9,899,608
	Diversified Financial Services – 0.4%
4,250	Fortis Hybrid Financing	8.250%	12/29/49	BBB	4,260,472
	Electric Utilities – 1.5%
8,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	8,440,000
5,440	Scottish and Southern Energy PLC	5.625%	4/01/63	BBB	5,577,414
2,900	WPS Resource Corporation	6.110%	12/01/16	BBB	3,045,000
16,340	Total Electric Utilities				17,062,414
	Industrial Conglomerates – 0.7%
7,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	7,931,250
	Insurance – 1.6%
2,800	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,269,000
1,700	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,747,803
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A-	6,993,000
5,200	Prudential PLC	11.750%	12/23/49	A-	5,839,600
16,000	Total Insurance				17,849,403
	Multi-Utilities – 0.2%
2,000	Wisconsin Energy Corporation	6.250%	5/15/67	Baa1	2,105,000
	Oil, Gas & Consumable Fuels – 0.3%
3,700	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	3,533,500
$71,490	Total Corporate Bonds (cost $67,877,092)				71,194,237
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 Par (or similar) Institutional Structures – 81.4% (58.4% of Total Investments) (3)
	Capital Markets – 9.0%
11,000	Charles Schwab Corporation	7.000%	8/01/49	BBB+	$12,375,000
3,100	Credit Suisse AG	7.875%	12/12/49	BBB-	3,301,500
8,500	Credit Suisse thru Claudius Limited	8.250%	12/27/58	BBB-	8,691,250
4,200	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB	4,189,500
1,900	Goldman Sachs Capital II	4.000%	6/01/43	BB+	1,498,625
59,431	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	58,959,415
1,200	Macquarie PMI LLC	8.375%	12/29/49	BB+	1,248,000
14,686	State Street Capital Trust IV, (4)	1.273%	6/01/77	A3	12,042,520
	Total Capital Markets				102,305,810
	Commercial Banks – 23.1%
5,500	AB Svensk Exportkredit, 144A	6.375%	10/27/49	Aa3	5,417,480
575	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB-	620,138

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
10,230	Barclays Bank PLC, 144A	6.860%	6/15/32	BBB-	$10,230,000
5,000	Barclays Bank PLC	6.278%	12/15/55	BBB-	4,696,195
1,500	First Empire Capital Trust I	8.234%	2/01/27	BBB	1,475,769
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	20,656,743
6,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	6,800,000
1,895	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	1,819,200
15,250	HBOS Capital Funding LP, Notes	6.850%	3/23/49	BB	14,388,375
10,500	HSBC Bank PLC	0.750%	12/19/35	A-	6,273,750
5,500	HSBC Bank PLC	0.610%	6/11/37	A-	3,242,250
4,650	HSBC Capital Funding LP, Debt, 144A	10.176%	12/31/50	BBB+	6,696,000
8,352	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	8,519,040
6,000	KeyCorp Capital III	7.750%	7/15/29	BBB-	6,552,942
6,350	Lloyd's Banking Group PLC, 144A	6.657%	5/21/49	BB	5,715,000
26,000	M and T Bank Corporation, 144A	6.875%	12/29/49	BBB	27,059,630
6,200	M and T Bank Corporation, (7)	5.000%	12/31/49	BBB	6,293,000
5,600	National Australia Bank	8.000%	9/29/49	BBB+	6,216,000
11,827	Nordea Bank AB	8.375%	3/25/15	BBB+	12,802,728
20,000	PNC Financial Services Inc.	6.750%	2/01/62	BBB	21,300,000
18,030	Rabobank Nederland, 144A	11.000%	12/31/59	A-	23,258,700
7,600	Rabobank Nederland Utrec, 144A	5.254%	12/24/49	A+	7,657,000
3,400	Royal Bank of Scotland Group PLC	7.648%	8/29/49	BB	3,230,000
800	Societe Generale, 144A	1.024%	12/31/49	BBB-	642,000
1,300	Societe Generale, 144A	5.922%	4/05/57	BBB-	1,283,750
24,144	Societe Generale	8.750%	10/07/49	BBB-	25,302,912
3,522	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	3,698,100
3,750	Sparebanken Rogaland, Notes, 144A	6.443%	5/29/49	Ba1	3,750,000
6,310	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	6,423,580
6,450	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	6,579,000
4,300	Wells Fargo & Company, (7)	7.500%	12/31/49	BBB+	5,000,900
	Total Commercial Banks				263,600,182
	Consumer Finance – 0.2%
2,300	American Express Company	6.800%	9/01/66	Baa2	2,455,250
	Diversified Financial Services – 9.2%
3,400	Bank One Capital III	8.750%	9/01/30	BBB	4,475,338
5,400	Citigroup Capital III	7.625%	12/01/36	BB+	6,375,429
6,000	Citigroup Inc.	8.400%	10/30/58	BB	6,615,000
5,500	Citigroup Inc.	0.000%	12/29/49	BB	5,335,000
2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	BB+	3,461,810
32,500	General Electric Capital Corporation	7.125%	12/15/62	AA-	36,562,500
3,200	General Electric Capital Corporation	6.250%	12/29/49	AA-	3,328,000
2,800	General Electric Capital Corporation	6.375%	11/15/67	AA-	2,982,000
2,300	ING US Inc., 144A	5.650%	5/15/53	Ba1	2,162,000
9,800	JP Morgan Chase & Company	6.000%	12/29/49	BBB	9,640,750
2,800	JP Morgan Chase Capital XXIII	1.273%	5/15/77	BBB	2,156,000
22,900	JP Morgan Chase & Company	5.150%	12/29/49	BBB	21,239,750
	Total Diversified Financial Services				104,333,577
	Electric Utilities – 2.2%
15,200	Electricite de France, 144A	5.250%	1/29/49	A3	14,535,000
10	Gulf Power Company	5.600%	12/31/49	BBB+	985,234
1,700	FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,768,000
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	8,008,000
	Total Electric Utilities				25,296,234
	Industrial Conglomerates – 0.2%
1,600	General Electric Capital Trust I	6.375%	11/15/67	AA-	1,698,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance – 30.3%
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	$8,304,000
1,200	Allstate Corporation	6.500%	5/15/67	Baa1	1,293,000
6,805	American International Group, Inc.	8.175%	5/15/58	BBB	8,319,113
9,450	AXA SA, 144A	6.380%	6/14/57	Baa1	9,402,750
11,350	AXA SA	8.600%	12/15/30	A3	13,746,859
2,000	AXA SA	3.675%	8/06/49	A3	1,405,000
15,359	Catlin Insurance Company Limited, 144A	7.249%	7/19/57	BBB+	16,011,758
6,500	Dai-Ichi Mutual Life, 144A	7.250%	12/29/49	A3	7,215,000
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/01/67	BBB+	1,212,000
16,700	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BB+	15,781,500
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	2,730,000
6,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A-	6,831,000
7,800	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	8,053,500
10,481	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	12,184,163
7,076	Lincoln National Corporation	7.000%	5/17/66	BBB	7,288,280
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,500,000
16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	19,588,000
31,100	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	41,363,000
23,754	National Financial Services Inc.	6.750%	5/15/67	Baa2	24,229,080
4,200	Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	3,803,764
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,145,141
30,400	Prudential Financial Inc.	5.625%	6/15/43	BBB+	29,488,000
6,400	Prudential Financial Inc.	5.875%	9/15/42	BBB+	6,464,000
5,600	Prudential Financial Inc.	8.875%	6/15/68	BBB+	6,748,000
14,250	Prudential PLC	6.500%	9/23/53	A-	14,303,438
4,285	QBE Capital Funding Trust II, 144A	6.797%	12/01/57	BBB	4,311,781
4,704	Reinsurance Group of America Inc.	6.750%	12/15/65	BBB-	4,751,040
20,500	Sompo Japan Insurance, 144A	5.325%	3/28/73	A-	20,245,001
13,400	Swiss Re Capital I, 144A	6.854%	5/25/16	A	14,036,500
2,600	White Mountain Re Group, 144A	7.506%	6/30/57	BB+	2,704,000
3,600	ZFS FINANCE USA TRUST II 144A	6.450%	12/15/65	A	3,834,000
21,257	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	22,638,705
	Total Insurance				344,931,373
	Multi-Utilities – 0.6%
6,400	Dominion Resources Inc.	7.500%	6/30/66	BBB	7,008,000
	Road & Rail – 1.2%
11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	13,053,000
	Specialty Retail – 0.1%
1,400	Swiss Re Capital I	6.854%	N/A (5)	A	1,466,500
	Thrifts & Mortgage Finance – 0.0
500	Onbank Capital Trust I	9.250%	2/01/27	BBB	510,000
	U.S. Agency – 1.4%
144	Farm Credit Bank of Texas, (4), 144A	6.750%	12/31/49	Baa1	14,400,000
2	Farm Credit Bank of Texas	10.000%	12/15/60	Baa1	2,039,466
	Total U.S. Agency				16,439,466
	Wireless Telecommunication Services – 3.9%
36	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	44,277,409
	$1,000 Par (or similar) Institutional Structures (cost $869,613,290)				927,374,801

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1), (6)			Value
	Investment Companies – 1.4% (1.0% of Total Investments)
672,285	Blackrock Credit Allocation Income Trust IV			$8,564,911
395,914	John Hancock Preferred Income Fund III			7,102,697
	Total Investment Companies (cost $23,067,281)			15,667,608
	Total Long-Term Investments (cost $1,514,574,391)			1,578,122,032
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.8% (0.6% of Total Investments)
$8,974	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $8,974,200, collateralized by $9,260,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $9,155,825	0.010%	8/01/13	$8,974,198
	Total Short-Term Investments (cost $8,974,198)			8,974,198
	Total Investments (cost $1,523,548,589) – 139.5%			1,587,096,230
	Borrowings – (40.8)% (8), (9)			(464,000,000)
	Other Assets Less Liabilities – 1.3% (10)			14,206,421
	Net Assets Applicable to common Shares – 100%			$1,137,302,651

Investments in Derivatives as of July 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$77,200,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(501,800)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	4,112,116
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	7,324,446
Morgan Stanley	77,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(3,115,258)
								$7,819,504

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Perpetual security. Maturity date is not applicable.

  (6)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

  (7)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures classified as Level 1. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (8)  Borrowings as a percentage of Total Investments is 29.2%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $1,009,335,189 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  PPLUS  PreferredPlus Trust.

  REIT  Real Estate Investment Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of Investments

  July 31, 2013

Shares	Description (1)			Value
	Long-Term Investments – 138.6% (99.2% of Total Investments)
	Common Stocks – 0.6% (0.5% of Total Investments)
	Real Estate Investment Trust – 0.6%
54,287	Hospitality Properties Trust			$1,385,404
	Total Common Stocks (cost $1,345,518)			1,385,404
Shares	Description (1)	Coupon	Ratings (2)	Value
	Convertible Preferred Securities – 0.1% (0.1% of Total Investments)
	Commercial Banks – 0.1%
1,512	KeyCorp Convertible Preferred Stock	7.750%	BBB-	$194,292
	Total Convertible Preferred Securities (cost $149,518)			194,292
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Retail Structures – 48.1% (34.4% of Total Investments)
	Capital Markets – 5.8%
57,677	Ameriprise Financial, Inc.	7.750%	A	$1,525,557
388,759	Deutsche Bank Capital Funding Trust II	6.550%	BBB-	9,796,727
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	Baa3	302,804
7,600	Merrill Lynch Capital Trust I	6.450%	BB+	190,152
9,400	Morgan Stanley Capital Trust VI	6.600%	BB+	235,658
22,100	State Street Corporation	5.250%	BBB+	526,422
	Total Capital Markets			12,577,320
	Commercial Banks – 5.4%
16,900	Banco Santander Finance	10.500%	BB	450,385
12,000	FirstMerit Corporation	5.875%	BBB-	280,320
25,000	HSBC Holdings PLC	8.000%	BBB+	680,750
97,300	HSBC USA Inc.	4.500%	BBB+	2,452,933
26,500	HSBC USA Inc.	2.858%	BBB+	1,304,065
211,700	PNC Financial Services	6.125%	BBB	5,557,125
52,500	Royal Bank of Scotland Group PLC	5.750%	BB	1,015,350
	Total Commercial Banks			11,740,928
	Diversified Financial Services – 6.3%
35,000	Citigroup Capital Trust XI	6.000%	BB	879,900
54,185	Citigroup Capital XIII	7.875%	BB+	1,490,088
35,000	Citigroup Inc.	5.800%	BB	816,900
59,100	Countrywide Capital Trust IV	6.750%	BB+	1,489,911
59,300	General Electric Capital Corporation, (4)	4.875%	AA+	1,306,379
29,626	General Electric Capital Corporation	4.875%	AA+	666,289
21,000	General Electric Capital Corporation	4.700%	AA+	443,520
239,500	ING Groep N.V.	7.050%	BBB-	5,953,970
10,000	ING Groep N.V.	6.125%	BBB-	235,100
3,300	Merrill Lynch Capital Trust II	6.450%	BB+	82,599
13,420	Merrill Lynch Capital Trust III	7.375%	BB+	341,271
	Total Diversified Financial Services			13,705,927

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 2.1%
26,800	Qwest Corporation	7.500%	BBB-	$687,152
26,699	Qwest Corporation	7.375%	BBB-	676,820
72,881	Qwest Corporation	7.000%	BBB-	1,834,415
22,500	Qwest Corporation	7.000%	BBB-	567,675
30,900	Qwest Corporation	6.125%	BBB-	696,486
	Total Diversified Telecommunication Services			4,462,548
	Electric Utilities – 2.3%
10,000	Alabama Power Company, (3)	6.450%	A-	260,625
10,000	Entergy Arkansas Inc.	5.750%	A-	242,500
10,000	Entergy Louisiana LLC	5.250%	A-	221,300
34,600	Entergy Louisiana LLC	4.700%	A-	686,464
76,488	Entergy Texas Inc.	7.875%	A-	2,045,289
27,800	Interstate Power and Light Company	5.100%	BBB	639,678
25,000	NextEra Energy Inc.	5.700%	BBB	586,500
12,000	NextEra Energy Inc.	5.125%	BBB	258,000
1,227	PPL Capital Funding, Inc.	5.900%	BB+	28,209
	Total Electric Utilities			4,968,565
	Energy Equipment & Services – 0.9%
81,071	NextEra Energy Inc.	5.625%	BBB	1,880,036
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	BBB-	1,113,450
	Insurance – 12.1%
319,390	Aegon N.V.	6.375%	Baa1	7,876,157
68,922	Aflac Inc.	5.500%	Baa1	1,663,088
71,000	Allstate Corporation	5.100%	Baa1	1,783,520
25,000	Arch Capital Group Limited	6.750%	BBB	634,250
11,500	Aspen Insurance Holdings Limited	7.250%	BBB-	300,150
52,100	Aspen Insurance Holdings Limited	5.950%	BBB-	1,338,970
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,221,060
100,700	Axis Capital Holdings Limited	5.500%	BBB	2,161,022
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB-	2,221,533
84,800	Hartford Financial Services Group Inc.	7.875%	BB+	2,493,968
7,025	PartnerRe Limited	7.250%	BBB+	186,373
63,344	Prudential PLC	6.750%	A-	1,564,597
32,000	Reinsurance Group of America Inc.	6.200%	BBB	817,600
70,700	RenaissanceRe Holdings Limited	5.375%	BBB+	1,568,833
23,800	Torchmark Corporation	5.875%	BBB+	570,724
	Total Insurance			26,401,845
	Machinery – 0.8%
75,000	Stanley, Black, and Decker Inc.	5.750%	BBB+	1,821,000
	Multi-Utilities – 1.4%
93,898	Dominion Resources Inc.	8.375%	BBB	2,479,846
21,400	DTE Energy Company	5.250%	Baa2	499,476
	Total Multi-Utilities			2,979,322
	Pharmaceuticals – 0.0%
3,285	Bristol Myers Squibb Company (CORTS)	6.250%	A+	85,377
	Real Estate Investment Trust – 8.6%
50,000	DDR Corporation	6.250%	Ba1	1,197,500
12,300	Digital Realty Trust Inc.	5.875%	Baa3	265,680
31,800	Kimco Realty Corporation,	5.625%	Baa2	733,944

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
10,000	PS Business Parks, Inc.	6.875%		Baa2	$251,400
73,699	PS Business Parks, Inc.	6.000%		Baa2	1,707,606
8,000	Public Storage, Inc.	5.750%		A	188,400
99,300	Public Storage, Inc.	5.200%		A3	2,155,803
18,600	Public Storage, Inc.	5.200%		A	405,294
117,100	Realty Income Corporation	6.625%		Baa2	2,988,392
153,858	Vornado Realty LP	7.875%		BBB	4,086,468
57,400	Vornado Realty Trust	5.700%		BBB-	1,315,608
43,597	Wachovia Preferred Funding Corporation	7.250%		BBB+	1,144,421
109,003	Weingarten Realty Trust	8.100%		BBB	2,327,214
	Total Real Estate Investment Trust				18,767,730
	U.S. Agency – 0.5%
20,200	Cobank Agricultural Credit Bank, (3)	11.000%		A-	1,082,595
	Wireless Telecommunication Services – 1.4%
70,400	Telephone and Data Systems Inc.	7.000%		Baa2	1,817,024
31,000	Telephone and Data Systems Inc.	6.875%		Baa2	793,288
19,791	United States Cellular Corporation	6.950%		Baa2	504,671
	Total Wireless Telecommunication Services				3,114,983
	Total $25 Par (or similar) Retail Structures (cost $103,156,402)				104,701,626
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Convertible Bonds – 3.0% (2.2% of Total Investments)
	Insurance – 3.0
$6,100,000	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	$6,557,500
$6,100,000	Total Convertible Bonds (cost $5,951,618)				6,557,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 6.5% (4.6% of Total Investments)
	Capital Markets – 1.3%
$910	Macquarie Bank Limited	10.250%	6/20/57	BB+	$1,003,457
1,700	Credit Suisse Guernsey	7.875%	2/24/41	BBB-	1,802,000
2,610	Total Capital Markets				2,805,457
	Commercial Banks – 2.3%
1,700	BNP Paribas, 144A	5.186%	12/29/65	BBB	1,701,700
250	Den Norske Bank	0.563%	2/18/35	Baa3	135,752
250	Den Norske Bank	0.963%	2/24/37	Baa3	138,750
2,400	Groupe BCPE	2.220%	12/30/49	BBB-	1,680,720
150	LBG Capital I PLC, 144A	7.875%	11/01/20	BB+	158,700
1,400	PNC Financial Services Inc.	4.850%	12/01/63	BBB	1,274,000
6,150	Total Commercial Banks				5,089,622
	Diversified Financial Services – 0.1%
286	Fortis Hybrid Financing	8.250%	12/29/49	BBB	286,705
	Electric Utilities – 0.5%
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	474,750
600	Scottish and Southern Energy PLC	5.625%	4/01/63	BBB	615,156
1,050	Total Electric Utilities				1,089,906

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.5%
$1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	$1,057,500
	Insurance – 1.1%
700	AIG Life Holdings Inc.	7.570%	12/01/45	BBB	817,250
1,450	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB	1,490,773
2,150	Total Insurance				2,308,023
	Multi-Utilities – 0.4%
900	Dominion Resources Inc.	2.573%	9/30/66	BBB	836,077
	Oil, Gas & Consumable Fuels – 0.3%
700	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	668,500
$14,846	Total Corporate Bonds (cost $13,178,306)				14,141,790
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 Par (or similar) Institutional Structures – 78.9% (56.4% of Total Investments) (3)
	Capital Markets – 7.9%
2,100	Charles Schwab Corporation	7.000%	8/01/49	BBB+	$2,362,500
3,000	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB	2,992,500
800	Goldman Sachs Capital II	4.000%	6/01/43	BB+	631,000
8,984	Goldman Sachs Group, Inc.	6.345%	2/15/34	Baa3	8,912,712
800	Macquarie PMI LLC	8.375%	12/29/49	BB+	832,000
1,795	State Street Capital Trust IV	1.273%	6/01/77	A3	1,471,900
	Total Capital Markets				17,202,612
	Commercial Banks – 26.8%
2,200	Abbey National Capital Trust I	8.963%	12/24/49	BBB-	2,750,000
1,400	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB-	1,509,900
2,100	Barclays Bank PLC, 144A	6.860%	6/15/32	BBB-	2,100,000
1,000	Barclays Bank PLC	6.278%	12/15/55	BBB-	939,239
1,000	First Empire Capital Trust I	8.234%	2/01/27	BBB	983,846
2,700	First Hawaiian Capital Trust I, Series B	8.343%	7/01/27	BBB+	2,747,250
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	10,252,850
500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	500,000
3,300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	3,168,000
300	HBOS Capital Funding LP, Notes	6.850%	3/23/49	BB	283,050
1,500	HSBC Bank PLC	0.750%	12/19/35	A-	896,250
1,500	HSBC Bank PLC	0.610%	6/11/37	A-	884,250
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	1,530,000
2,500	Lloyd's Banking Group PLC, 144A	6.413%	10/01/35	BB	2,200,000
600	Lloyd's Banking Group PLC, 144A	6.657%	5/21/49	BB	540,000
4,500	M and T Bank Corporation, 144A	6.875%	12/29/49	BBB	4,683,398
1,100	M and T Bank Corporation, (7)	5.000%	12/31/49	BBB	1,116,500
2,700	National Australia Bank	8.000%	9/29/49	BBB+	2,997,000
1,900	Nordea Bank AB	8.375%	3/25/15	BBB+	2,056,750
2,000	PNC Financial Services Inc.	6.750%	2/01/62	BBB	2,130,000
2,200	Rabobank Nederland, 144A	11.000%	12/31/59	A-	2,838,000
1,500	Rabobank Nederland Utrec, 144A	5.254%	12/29/49	A+	1,511,250
200	Societe Generale, 144A	1.024%	12/31/49	BBB-	160,500
200	Societe Generale, 144A	5.922%	4/05/57	BBB-	197,500
4,128	Societe Generale	8.750%	10/07/49	BBB-	4,326,144
100	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB+	101,800
4,800	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	4,896,000
	Total Commercial Banks				58,299,477

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services – 7.6%
1,000	Citigroup Inc.	0.000%	12/29/49	BB	$970,000
500	Citigroup Capital III	7.625%	12/01/36	BB+	590,318
500	ING US Inc., 144A	5.650%	5/15/53	Ba1	470,000
1,600	General Electric Capital Corporation	6.250%	12/29/49	AA-	1,664,000
4,500	General Electric Capital Corporation	7.125%	12/15/62	AA-	5,062,500
6,800	JP Morgan Chase & Company	5.150%	12/29/49	BBB	6,307,000
1,800	JP Morgan Chase Capital XXIII	1.273%	5/15/77	BBB	1,386,000
	Total Diversified Financial Services				16,449,818
	Electric Utilities – 1.0%
2,200	Electricite de France, 144A	5.250%	1/29/49	A3	2,103,750
	Industrial Conglomerates – 0.4%
900	General Electric Capital Trust I	6.375%	11/15/67	AA-	955,125
	Insurance – 28.2%
800	AIG Life Holdings Inc., 144A	8.500%	7/01/30	BBB	1,038,000
3,200	American International Group, Inc.	8.175%	5/15/58	BBB	3,912,000
400	Ace Capital Trust II	9.700%	4/01/30	A-	572,000
4,300	AXA SA, 144A	6.380%	6/14/57	Baa1	4,278,500
1,200	AXA SA	8.600%	12/15/30	A3	1,453,412
3,200	Catlin Insurance Company Limited, 144A	7.249%	7/19/57	BBB+	3,336,000
1,250	Dai-Ichi Mutual Life, 144A	7.250%	12/29/49	A3	1,387,500
2,325	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BB+	2,197,125
1,850	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A-	1,914,750
800	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	930,000
4,100	Lincoln National Corporation	7.000%	5/17/66	BBB	4,223,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	3,776,000
5,500	National Financial Services Inc.	6.750%	5/15/67	Baa2	5,610,000
818	Oil Insurance Limited, 144A	3.443%	12/30/56	Baa1	740,828
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	3,977,000
1,200	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,212,000
1,500	Prudential Financial Inc.	8.875%	6/15/68	BBB+	1,807,500
3,800	Prudential PLC	6.500%	9/23/53	A-	3,814,250
1,500	QBE Capital Funding Trust II, 144A	6.797%	12/01/57	BBB	1,509,375
1,400	Reinsurance Group of America Inc.	6.750%	12/15/68	BBB-	1,414,000
4,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A-	3,950,244
2,200	Swiss Re Capital I, 144A	6.854%	5/25/16	A	2,304,500
900	White Mountain Re Group, 144A	7.506%	6/30/57	BB+	936,000
2,700	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	2,875,500
2,154	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	2,294,010
	Total Insurance				61,463,494
	Multi-Utilities – 0.2%
500	Dominion Resources Inc.	7.500%	6/30/66	BBB	547,500
	Road & Rail – 1.7%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,646,825
	Specialty Retail – 0.1%
300	Swiss Re Capital I	6.854%	N/A (5)	A	314,250
	U.S. Agency – 0.9%
20	Farm Credit Bank of Texas, 144A	6.750%	12/31/49	Baa1	2,000,000
	Wireless Telecommunication Services – 4.1%
7	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	8,873,081
	Total $1,000 Par (or similar) Institutional Structures (cost $159,872,184)				171,855,932

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of Investments July 31, 2013

Shares	Description (1), (6)			Value
	Investment Companies – 1.4% (1.0% of Total Investments)
137,958	Blackrock Credit Allocation Income Trust IV			$1,757,585
75,864	John Hancock Preferred Income Fund III			1,361,000
	Total Investment Companies (cost $4,631,955)			3,118,585
	Total Long-Term Investments (cost $288,285,501)			301,955,129
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.1% (0.8% of Total Investments)
$2,401	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $2,401,372, collateralized by $2,480,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $2,452,100	0.010%	8/01/13	2,401,371
	Total Short-Term Investments (cost $2,401,371)			2,401,371
	Total Investments (cost $290,686,872) – 139.7%			304,356,500
	Borrowings – (40.9)% (8), (9)			(89,000,000)
	Other Assets Less Liabilities – 1.2% (10)			2,460,552
	Net Assets Applicable to Common Shares – 100%			$217,817,052

Investments in Derivatives as of July 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$14,725,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(95,713)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	784,750
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	1,397,786
Morgan Stanley	14,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(594,199)
								$1,492,624

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Perpetual security. Maturity date is not applicable.

  (6)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

  (7)  For fair value measurement disclosure purposes, $1,000 Par (or similar) Institutional Structures classified as Level 1. See Notes to Financial Statements, Note 2—Investment Valuation and Fair Value Measurements for more information.

  (8)  Borrowings as a percentage of Total Investments is 29.2%.

  (9)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $185,718,241 have been pledged as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2013

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $768,650,228, $1,523,548,589 and $290,686,872, respectively)	$802,703,890	$1,587,096,230	$304,356,500
Unrealized appreciation on swaps, net	5,501,938	10,934,762	2,086,823
Receivable for:
Dividends	440,922	697,028	125,398
Interest	6,108,045	13,735,050	2,299,316
Investments sold	39,108	—	75,676
Reclaims	9,375	—	12,938
Other assets	113,770	218,401	42,950
Total assets	814,917,048	1,612,681,471	308,999,601
Liabilities
Borrowings	234,000,000	464,000,000	89,000,000
Unrealized depreciation on swaps	1,562,421	3,115,258	594,199
Common share dividends payable	3,191,606	6,493,601	1,218,103
Accrued expenses:
Interest on borrowings	14,661	29,099	5,565
Management fees	590,272	1,142,591	226,207
Trustee fees	112,828	217,367	41,490
Other	245,216	380,904	96,985
Total liabilities	239,717,004	475,378,820	91,182,549
Net assets applicable to common shares	$575,200,044	$1,137,302,651	$217,817,052
Common shares outstanding	64,663,448	120,393,013	23,730,657
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$8.90	$9.45	$9.18
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,634	$1,203,930	$237,307
Paid-in surplus	882,197,596	1,688,569,820	329,574,340
Undistributed (Over-distribution of) net investment income	7,215,793	1,417,211	824,760
Accumulated net realized gain (loss)	(352,853,158)	(625,255,455)	(127,981,607)
Net unrealized appreciation (depreciation)	37,993,179	71,367,145	15,162,252
Net assets applicable to common shares	$575,200,044	$1,137,302,651	$217,817,052
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2013

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$25,119,883	$46,551,095	$8,862,881
Interest	27,207,759	56,568,456	10,842,699
Total investment income	52,327,642	103,119,551	19,705,580
Expenses
Management fees	6,958,359	13,456,938	2,657,762
Interest expense on borrowings	2,723,576	5,398,966	1,030,339
Shareholder servicing agent fees and expenses	4,737	4,782	1,127
Custodian fees and expenses	189,301	250,165	68,034
Trustees fees and expenses	21,864	43,024	8,367
Professional fees	53,755	80,055	36,602
Shareholder reporting expenses	162,334	265,705	57,959
Stock exchange listing fees	20,554	38,295	8,550
Investor relations expenses	58,655	105,936	21,639
Other expenses	32,962	52,169	19,840
Total expenses	10,226,097	19,696,035	3,910,219
Net investment income (loss)	42,101,545	83,423,516	15,795,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	13,362,653	23,975,361	4,525,443
Swaps	(1,092,414)	(2,178,127)	(415,452)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,330,084)	223,072	1,357,653
Swaps	6,812,734	13,548,313	2,585,328
Net realized and unrealized gain (loss)	14,752,889	35,568,619	8,052,972
Net increase (decrease) in net assets applicable to common shares from operations	$56,854,434	$118,992,135	$23,848,333

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$42,101,545	$42,550,239	$83,423,516	$83,281,728
Net realized gain (loss) from:
Investments and foreign currency	13,362,653	1,009,553	23,975,361	4,909,208
Swaps	(1,092,414)	(1,105,455)	(2,178,127)	(2,204,130)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,330,084)	21,337,512	223,072	37,462,005
Swaps	6,812,734	(1,193,426)	13,548,313	(2,379,530)
Net increase (decrease) in net assets applicable to common shares from operations	56,854,434	62,598,423	118,992,135	121,069,281
Distribution to Common Shareholders
From net investment income	(38,797,071)	(38,782,506)	(79,456,874)	(79,417,479)
Decrease in net assets applicable to common shares from distributions to common shareholders	(38,797,071)	(38,782,506)	(79,456,874)	(79,417,479)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestments of distributions	145,664	119,036	382,683	264,678
Net increase (decrease) in net assets applicable to common shares from capital share transactions	145,664	119,036	382,683	264,678
Net increase (decrease) in net assets applicable to common shares	18,203,027	23,934,953	39,917,944	41,916,480
Net assets applicable to common shares at the beginning of period	556,997,017	533,062,064	1,097,384,707	1,055,468,227
Net assets applicable to common shares at the end of period	$575,200,044	$556,997,017	$1,137,302,651	$1,097,384,707
Undistributed (Over-distribution of) net investment income at the end of period	$7,215,793	$7,683,964	$1,417,211	$4,506,652

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Quality Preferred Income 3 (JHP)
	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$15,795,361	$15,678,554
Net realized gain (loss) from:
Investments and foreign currency	4,525,443	1,972,994
Swaps	(415,452)	(420,412)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,357,653	5,546,726
Swaps	2,585,328	(453,868)
Net increase (decrease) in net assets applicable to common shares from operations	23,848,333	22,323,994
Distribution to Common Shareholders
From net investment income	(14,807,653)	(14,801,665)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,807,653)	(14,801,665)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestments of distributions	47,371	68,152
Net increase (decrease) in net assets applicable to common shares from capital share transactions	47,371	68,152
Net increase (decrease) in net assets applicable to common shares	9,088,051	7,590,481
Net assets applicable to common shares at the beginning of period	208,729,001	201,138,520
Net assets applicable to common shares at the end of period	$217,817,052	$208,729,001
Undistributed (Over-distribution of) net investment income at the end of period	$824,760	$(77,017)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended July 31, 2013

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$56,854,434	$118,992,135	$23,848,333
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(294,502,303)	(551,274,273)	(99,672,538)
Proceeds from sales and maturities of investments	258,389,407	476,172,173	81,068,567
Proceeds from (Purchases of) short-term investments, net	14,796,807	34,265,352	9,992,952
Proceeds from (Payments for) swap contracts, net	(1,092,414)	(2,178,127)	(415,452)
Amortization (Accretion) of premiums and discounts, net	473,221	877,242	4,336
(Increase) Decrease in:
Receivable for dividends	205,648	301,060	100,207
Receivable for interest	(542,553)	(2,263,438)	(203,062)
Receivable for investments sold	1,853,277	2,276,849	136,328
Receivable for reclaims	(9,375)	—	(12,938)
Other assets	1,693	2,689	(528)
Increase (Decrease) in:
Accrued interest on borrowings	(1,214)	(2,140)	(361)
Accrued management fees	29,085	58,558	13,986
Accrued trustees fees	(1,922)	(3,063)	450
Accrued other expenses	14,053	(8,958)	(158)
Net realized gain (loss) from:
Investments and foreign currency	(13,362,653)	(23,975,361)	(4,525,443)
Swaps	1,092,414	2,178,127	415,452
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,330,084	(223,072)	(1,357,653)
Swaps	(6,812,734)	(13,548,313)	(2,585,328)
Taxes paid on undistributed capital gains	(73,331)	—	(48,768)
Net cash provided by (used in) operating activities	21,641,624	41,647,440	6,758,382
Cash Flows from Financing Activities
Increase in borrowings	17,000,000	37,000,000	8,000,000
Cash distributions paid to common shareholders	(38,641,624)	(79,075,845)	(14,758,382)
Net cash provided by (used in) financing activities	(21,641,624)	(42,075,845)	(6,758,382)
Net Increase (Decrease) in Cash	—	(428,405)	—
Cash at the beginning of period	—	428,405	—
Cash at the End of Period	$—	$—	$—
Supplemental Disclosure of Cash Flow Information
	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,679,790	$5,301,106	$1,010,700
Non-cash financing activities not included herein consists of reinvestments of common share distributions	145,664	382,683	47,371

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions						Total Returns
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value	Based on Common Share Net Asset Value(c)	Based on Market Value(c)
Quality Preferred Income (JTP)
Year Ended 7/31:
2013		$8.62	$.65	$.23	$—		$—	$.88	$(.60)	$—	$—	$(.60)	$8.90	$7.98	10.32%	(1.78)%
2012		8.25	.66	.31	—		—	.97	(.60)	—	—	(.60)	8.62	8.70	12.51	24.30
2011	(f)	8.07	.35	.18	—		—	.53	(.35)	—	—	(.35)	8.25	7.54	6.74	6.62
Year Ended 12/31:
2010		7.06	.65	.94	—		—	1.59	(.58)	—	—	(.58)	8.07	7.40	23.09	21.94
2009		5.25	.63	1.82	—	*	—	2.45	(.57)	—	(.07)	(.64)	7.06	6.57	51.85	53.05
2008		11.06	1.10	(5.81)	(.19)		—	(4.90)	(.90)	—	(.01)	(.91)	5.25	4.86	(46.97)	(47.05)
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2013		9.12	.69	.30	—		—	.99	(.66)	—	—	(.66)	9.45	8.47	10.98	(2.63)
2012		8.77	.69	.32	—		—	1.01	(.66)	—	—	(.66)	9.12	9.34	12.32	25.17
2011	(f)	8.64	.37	.15	—		—	.52	(.39)	—	—	(.39)	8.77	8.07	5.99	7.02
Year Ended 12/31:
2010		7.67	.69	.93	—		—	1.62	(.65)	—	—	(.65)	8.64	7.90	21.99	18.31
2009		5.42	.69	2.29	—	*	—	2.98	(.70)	—	(.03)	(.73)	7.67	7.25	61.22	63.90
2008		11.57	1.18	(6.18)	(.18)		—	(5.18)	(.97)	—	—	(.97)	5.42	5.04	(47.58)	(47.49)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2013		8.80	.67	.33	—		—	1.00	(.62)	—	—	(.62)	9.18	8.23	11.53	(.30)
2012		8.48	.66	.28	—		—	.94	(.62)	—	—	(.62)	8.80	8.85	11.91	24.04
2011	(f)	8.37	.36	.11	—		—	.47	(.36)	—	—	(.36)	8.48	7.70	5.69	4.08
Year Ended 12/31:
2010		7.45	.65	.89	—		—	1.54	(.62)	—	—	(.62)	8.37	7.74	21.49	20.66
2009		5.14	.63	2.34	—	*	—	2.97	(.58)	—	(.08)	(.66)	7.45	6.95	63.23	54.50
2008		11.02	1.08	(5.85)	(.19)		—	(4.96)	(.90)	—	(.02)	(.92)	5.14	5.08	(48.00)	(45.66)

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2010, September 30, 2010 and December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively, for any fees or expenses.

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
		Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income (JTP)
Year Ended 7/31:
2013		$575,200	1.75%		7.22%		N/A	N/A	34%
2012		556,997	1.83		8.17		N/A	N/A	21
2011	(f)	533,062	1.61	**	7.17	**	N/A	N/A	9
Year Ended 12/31:
2010		521,347	1.65		8.37		1.60%	8.42%	20
2009		456,186	1.86		11.04		1.71	11.19	29
2008		339,270	2.01		11.65		1.67	11.99	24
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2013		1,137,303	1.71		7.23		N/A	N/A	32
2012		1,097,385	1.80		8.13		N/A	N/A	19
2011	(f)	1,055,468	1.58	**	7.21	**	N/A	N/A	7
Year Ended 12/31:
2010		1,039,917	1.59		8.29		1.51	8.37	25
2009		922,354	1.82		11.27		1.64	11.45	27
2008		649,377	1.96		12.02		1.59	12.39	18
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2013		217,817	1.77		7.17		N/A	N/A	28
2012		208,729	1.84		8.04		N/A	N/A	23
2011	(f)	201,139	1.65	**	7.19	**	N/A	N/A	8
Year Ended 12/31:
2010		198,513	1.65		8.05		1.54	8.16	24
2009		176,677	1.87		10.56		1.66	10.77	35
2008		121,870	2.00		11.51		1.60	11.91	30

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares			Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)			Quality Preferred Income 2 (JPS)			Quality Preferred Income 3 (JHP)
Year Ended 7/31:			Year Ended 7/31:			Year Ended 7/31:
2013	.47%		2013	.47%		2013	.47%
2012	.54		2012	.55		2012	.54
2011 (f)	.38	**	2011 (f)	.37	**	2011 (f)	.37	**
Year Ended 12/31:			Year Ended 12/31:			Year Ended 12/31:
2010	.41		2010	.39		2010	.38
2009	.61		2009	.59		2009	.59
2008	.26		2008	.30		2008	.20

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2013		$—	$—	$—	$234,000	$3,458
2012		—	—	—	217,000	3,567
2011	(f)	—	—	—	154,875	4,442
Year Ended 12/31:
2010		—	—	—	154,875	4,366
2009		—	—	—	153,375	3,974
2008		64,875	25,000	155,740	86,500	5,672
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2013		—	—	—	464,000	3,451
2012		—	—	—	427,000	3,570
2011	(f)	—	—	—	308,800	4,418
Year Ended 12/31:
2010		—	—	—	300,000	4,466
2009		—	—	—	289,500	4,186
2008		130,000	25,000	149,880	165,200	5,718
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2013		—	—	—	89,000	3,447
2012		—	—	—	81,000	3,577
2011	(f)	—	—	—	58,900	4,415
Year Ended 12/31:
2010		—	—	—	55,000	4,609
2009		—	—	—	55,000	4,212
2008		18,100	25,000	193,329	33,000	5,242

(f)  For the seven months ended July 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Quality Preferred Income Fund (JTP) ("Quality Preferred Income (JTP)")

•  Nuveen Quality Preferred Income Fund 2 (JPS) ("Quality Preferred Income 2 (JPS)")

•  Nuveen Quality Preferred Income Fund 3 (JHP) ("Nuveen Quality Preferred Income 3 (JHP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income Fund 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser manages the Funds' investments in swap contracts.

Each Fund's investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Funds redeemed all of their outstanding FundPreferred shares, at liquidation value.

Common Shares Equity Shelf Programs and Offering Costs

During the current reporting period, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs ("Shelf Offering"), which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value ("NAV") per common share.

Costs incurred by Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offering, are expensed as incurred and recorded as a reduction of proceeds from shelf offering.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a

Nuveen Investments

security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 — Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$9,059,015	$—	$—	$9,059,015
$25 Par (or similar) Retail Structures	263,779,632	12,188,188	—	275,967,820
Convertible Bonds	—	22,960,331	—	22,960,331
Corporate Bonds	—	48,445,100	—	48,445,100
$1,000 Par (or similar) Institutional Structures	5,630,010	428,517,554	—	434,147,564
Investment Companies	6,784,857	—	—	6,784,857
Short-Term Investments:
Repurchase Agreements	—	5,339,203	—	5,339,203
Derivatives:
Swaps**	—	3,939,517	—	3,939,517
Total	$285,253,514	$521,389,893	$—	$806,643,407
Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$12,963,670	$—	$—	$12,963,670
$25 Par (or similar) Retail Structures	484,094,526	26,761,940	—	510,856,466
Convertible Bonds	—	40,065,250	—	40,065,250
Corporate Bonds	—	71,194,237	—	71,194,237
$1,000 Par (or similar) Institutional Structures	11,293,900	916,080,901	—	927,374,801
Investment Companies	15,667,608	—	—	15,667,608
Short-Term Investments:
Repurchase Agreements	—	8,974,198	—	8,974,198
Derivatives:
Swaps**	—	7,819,504	—	7,819,504
Total	$524,019,704	$1,070,896,030	$—	$1,594,915,734

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,385,404	$—	$—	$1,385,404
Convertible Preferred Securities	194,292	—	—	194,292
$25 Par (or similar) Retail Structures	100,023,423	4,678,203	—	104,701,626
Convertible Bonds	—	6,557,500	—	6,557,500
Corporate Bonds	—	14,141,790	—	14,141,790
$1,000 Par (or similar) Institutional Structures	1,116,500	170,739,432	—	171,855,932
Investment Companies	3,118,585	—	—	3,118,585
Short-Term Investments:
Repurchase Agreements	—	2,401,371	—	2,401,371
Derivatives:
Swaps**	—	1,492,624	—	1,492,624
Total	$105,838,204	$200,010,920	$—	$305,849,124

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Structures and $1,000 Par (or similar) Institutional Structures classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers	(Transfers Out)	Transfers	(Transfers Out)
Quality Preferred Income (JTP)	$8,523,795	$—	$—	$(8,523,795)	$—	$—

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, put options purchased, call options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Forward interest rate swap transactions involve the Funds' agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying each Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Funds' agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Funds' variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Funds' contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contracts and are equal to the difference between the Funds' basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2013, each Fund continued to use swap contracts to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings.

The average notional amount of swap contracts outstanding during the fiscal year ended July 31, 2013, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of swap contracts outstanding*	$158,541,900	$315,612,800	$60,215,600

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of July 31, 2013, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	Unrealized appreciation on	$5,753,610	Unrealized depreciation on	$(1,562,421)
		swaps, net		swaps
Interest rate	Swaps	Unrealized appreciation on	(251,672)	—	—
		swaps, net
Total			$5,501,938		$(1,562,421)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	Unrealized appreciation on	$11,436,562	Unrealized depreciation on	$(3,115,258)
		swaps, net		swaps
Interest rate	Swaps	Unrealized appreciation on	(501,800)	—	—
		swaps, net
Total			$10,934,762		$(3,115,258)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	Unrealized appreciation on	$2,182,536	Unrealized depreciation on	$(594,199)
		swaps, net		swaps
Interest rate	Swaps	Unrealized appreciation on	(95,713)	—	—
		swaps, net
Total			$2,086,823		$(594,199)

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the fiscal year ended July 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Quality Preferred Income Fund (JTP)	Interest Rate	Swaps	$(1,092,414)	$6,812,734
Quality Preferred Income Fund 2 (JPS)	Interest Rate	Swaps	(2,178,127)	13,548,313
Quality Preferred Income Fund 3 (JHP)	Interest Rate	Swaps	(415,452)	2,585,328

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

Transactions in common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Common shares issued to shareholders due to reinvestment of distributions	16,617	14,536	41,185	29,986	5,288	8,303

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2013, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$294,502,303	$551,274,273	$99,672,538
Sales and maturities	258,389,407	476,172,173	81,068,567

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as listed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$769,312,978	$1,526,012,096	$291,074,275
Gross unrealized:
Appreciation	$48,028,171	$91,825,574	$19,463,145
Depreciation	(14,637,259)	(30,741,440)	(6,180,920)
Net unrealized appreciation (depreciation) of investments	$33,390,912	$61,084,134	$13,282,225

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2013, the Funds' tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(73,331)	$—	$(186,578)
Undistributed (Over-distribution of) net investment income	(3,772,645)	(7,056,083)	(85,931)
Accumulated net realized gain (loss)	3,845,976	7,056,083	272,509

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds' tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income [1]	$10,919,089	$8,676,650	$2,435,736
Undistributed net long-term capital gains	—	—	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2013, paid on August 1, 2013.

The tax character of distributions paid during the Funds' tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income [2]	$38,796,241	$79,454,609	$14,807,378
Distributions from net long-term capital gains	—	—	—
2012	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income [2]	$38,781,779	$79,415,830	$14,801,233
Distributions from net long-term capital gains	—	—	—

2  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments

As of July 31, 2013, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2016	$—	$—	$3,337,964
July 31,2017	185,009,130	294,962,487	77,582,335
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	—
Total	$352,687,935	$623,484,406	$127,981,607

During the Funds' tax year ended July 31, 2013, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$15,601,420	$28,606,861	$4,366,490

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the fiscal year ended July 31, 2013, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $82,758, $127,735 and $28,434, respectively.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2013, the complex-level fee rate for these Funds was .1683%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

As of July 31, 2013, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$234,000,000	$464,000,000	$89,000,000

On December 19, 2012, each Fund amended its prime brokerage facility with BNP. Prior to December 19, 2012, each Fund's maximum commitment amount was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$217,000,000	$427,000,000	$81,000,000

Nuveen Investments

During the fiscal year ended July 31, 2013, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$227,461,538	$449,769,231	$85,906,077
Average annual interest rate	1.16%	1.16%	1.16%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these Borrowings for each Fund at the 3-Month London Inter-Bank Offered Rate (LIBOR) plus .85% on the amounts borrowed and .50% on the undrawn balance. Each Fund also incurred a one-time .25% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update ("ASU") 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Adviser and Spectrum Asset Management, Inc. (the "Sub-Adviser") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds' investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Nuveen Investments

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser's execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

Nuveen Investments

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Funds) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds had demonstrated generally favorable performance in comparison to peers. In this regard, although the Nuveen Quality Preferred Income Fund performed in the third quartile for the five-year period, such Fund performed in the second quartile for the one- and three-year periods, outperformed its benchmark in the one- and three-year periods and provided generally comparable performance to its benchmark in the five-year period. In addition, although the Nuveen Quality Preferred Income Fund 2 performed in the third quartile for the five-year period, such Fund performed in the second quartile for the one- and three-year periods and outperformed its benchmark in the one-, three- and five-year periods. Finally,

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

although the Nuveen Quality Preferred Income Fund 3 performed in the third quartile for the five-year period, such Fund performed in the second quartile for the one- and three-year periods and outperformed its benchmark in the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds had net management fees that were slightly higher or higher than the peer average, but net expense ratios that were below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is a non-affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser (including through its affiliated sub-advisers), and the range of fees and average fee such sub-advisers assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised

Nuveen Investments

by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for other clients. The Independent Board Members further noted that the fees paid to the Sub-Adviser for its sub-advisory services were at or below the low end of its fee schedule or of its average fees earned. The Independent Board Members also noted that the sub-advisory fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins for its advisory activities with the Funds. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds' portfolio transactions are determined by the Sub-Adviser. The Board noted that the Sub-Adviser does not direct Fund trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. The Sub-Adviser also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Board Members & Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; member, Mid-America Health System; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

211
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

211
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				211

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
■THOMAS S. SCHREIER, JR.(2)
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				211

Nuveen Investments

Board Members & Officers* (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				211
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC, (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				211
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

*  Represents the Fund's Board of Trustees as of September 1, 2013.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Comparative Index: A blended return consisting of: 1) 55% of the Merrill Lynch Fixed Rate Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Tier 1 Capital Securities USD Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit'' from a rating agency. Index returns do not include the effects of any sales charges or management fees.

•  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund's total assets (securities, cash, and accrued earnings), subtracting the fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees*

William Adams IV** William J. Schneider	Robert P. Bremner Thomas S. Schreier, Jr.**	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Virginia L. Stringer	John K. Nelson Terence J. Toth

*  Represents the Fund's Board of Trustees as of September 1, 2013.

**  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	—	—	—

Distribution Information

Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JTP	JPS	JHP
% QDI	35.31%	38.62%	36.35%
% DRD	13.67%	15.96%	14.68%

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-A-0713D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN QUALITY PREFERRED INCOME FUND 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2013	$25,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2012	$24,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%
July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2013	$0	$0	$0	$0
July 31, 2012	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.), has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•           Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•           Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	37	$6,157,709,183
	Pooled Accounts	6	$2,109,843,897
	Registered Investment Vehicles	5	$8,543,512,186

Mark Lieb	Separately Managed accounts	38	$6,172,109,187
	Pooled Accounts	5	$2,109,843,897
	Registered Investment Vehicles	5	$8,543,512,186

*   Assets are as of July 31, 2013.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).  FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows:

All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization.  Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation.  Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                                                     Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•                                                     Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock - Fixed Rate Index and 50% Barclays Capital Securities US Tier 1 Index)

•                                                     Contribution to client servicing

•                                                     Compliance with firm and/or regulatory policies and procedures

•                                                     Work ethic

•                                                     Seniority and length of service

•                                                     Contribution to overall functioning of organization

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).  OWNERSHIP OF JHP SECURITIES AS OF JULY 31, 2013

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$1-10,000
Mark Lieb	$100,001–$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 4, 2013